                                                                Exhibit 23(b)(1)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 8, 1997 included in Total Control Products, Inc.'s Form 10-K for the year ended March 31, 1997 and to all reference to our Firm included in the registration statement.


/s/ ARTHUR ANDERSEN LLP
Chicago, Illinois
February 24, 1998